SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 3, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                           04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

           25 First Street
            Cambridge, MA                                    02141
(Address of Principal Executive Offices)                   (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 3, 2006, Sapient Corporation (the "Company") completed the previously announced acquisition of all of the outstanding capital stock of Planning Group International, Inc. ("PGI") , pursuant to the terms of a Stock Purchase Agreement (the "Agreement") dated December 11, 2005.

The Company paid to the shareholders of PGI total consideration of approximately $37 million, consisting of approximately $29.2 million in cash and 1,306,906 shares of the Company's common stock, $.01 par value per share ("Common Stock") with a value of approximately $7.7 million.

A copy of the Agreement is filed with this report as Exhibit 10.1.


Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 2.01 above, on January 3, 2006, the Company issued 1,306,906 shares of its Common Stock in connection with its acquisition of PGI. The Common Stock issued to the sellers of PGI was issued in reliance upon the exemptions from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D thereunder. The Company relied on the representations and warranties of the sellers, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits
------------

Exhibit No.    Description

10.1 Stock Purchase Agreement dated as of December 11, 2005 among Sapient Corporation, Planning Group International, Inc. and the Sellers party thereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 2006                       SAPIENT CORPORATION
                                                   (Registrant)



                                                By:  /s/ Kyle A. Bettigole
                                                     ---------------------------
                                                     Corporate Counsel &
                                                     Assistant Secretary,
                                                     as Attorney-in-Fact